UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  December 4, 2007

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation:  Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service — Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119

(918)742-5531

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 4, 2007, the Human Resources Committee of the Board of Directors of Helmerich & Payne, Inc., with the approval of all independent Directors as a group, amended and restated the Helmerich & Payne, Inc. Annual Bonus Plan for Executive Officers (the “Bonus Plan”).  The revisions to the Bonus Plan include an increase in bonus award opportunities for certain executive officers, an increase in the bonus “adjustment factor” from 30% to 50% and the addition of a negative discretion provision.  The Bonus Plan revisions are effective for fiscal 2008 and do not apply to fiscal 2007 bonuses.  The amended and restated Bonus Plan is attached as Exhibit 10.1 to this Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.             Description

10.1                         Helmerich & Payne, Inc. Annual Bonus Plan for Executive Officers

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/S/ Steven R. Mackey
Steven R. Mackey
Vice President

DATE: December 6, 2007

EXHIBIT INDEX

Exhibit No.             Description

10.1                         Helmerich & Payne, Inc. Annual Bonus Plan for Executive Officers